Exhibit 99.2

EXECUTION VERSION

GUARANTEE AGREEMENT

GUARANTEE AGREEMENT, dated as of June 20, 2014 (as amended, restated, supplemented, or otherwise modified from time to time, this “Guarantee”), made by RESOURCE CAPITAL CORP., a Maryland corporation having its principal place of business at 712 5th Avenue, 12th Floor, New York, New York 10019 (“Guarantor”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”).

RECITALS

Pursuant to that certain Master Repurchase and Securities Contract, dated as of June 20, 2014 (as amended, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), among Buyer, RCC Residential Portfolio Inc. (“RCC”), a Delaware corporation, and RCC Residential Portfolio TRS Inc. (“RCC TRS” and collectively and jointly and severally with RCC, the “Sellers” and each a “Seller”), a Delaware corporation, the Sellers may sell, from time to time, to Buyer certain Assets, as defined in the Repurchase Agreement (the “Purchased Assets”), upon the terms and subject to the conditions as set forth therein. Pursuant to the terms of that certain Custodial Agreement, dated as of June 20, 2014, by and among Wells Fargo Bank, National Association, in its capacities as custodian (in such capacity, “Custodian”) and securities intermediary, Buyer, RCC and RCC TRS (as amended, supplemented or otherwise modified from time to time, the “Custodial Agreement”), Custodian is required to take possession of certain documents to the extent specified in the Custodial Agreement, as Custodian of Buyer, and any future purchaser, on several delivery dates, in accordance with the terms and conditions of the Custodial Agreement. The Repurchase Agreement, the Custodial Agreement, this Guarantee and any other agreements executed in connection with the Repurchase Agreement and the Custodial Agreement shall be referred to herein as the “Repurchase Documents”.

It is a condition precedent to Buyer purchasing the Purchased Assets pursuant to the Repurchase Agreement that Guarantor shall have executed and delivered this Guarantee with respect to the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, under certain circumstances, of all of the following: (a) all payment obligations owing by the Sellers to Buyer under or in connection with the Repurchase Agreement and any other Repurchase Documents; (b) any and all extensions, renewals, modifications, amendments or substitutions of the foregoing; (c) all reasonable out-of-pocket expenses, including, without limitation, reasonable attorneys’ fees and disbursements, that are incurred by Buyer in the enforcement of any of the foregoing or any obligation of Guarantor hereunder; and (d) all other Repurchase Obligations, including any other obligations of the Sellers with respect to Buyer under each of the Repurchase Documents (collectively, the “Obligations”).

NOW, THEREFORE, in consideration of the foregoing premises, to induce Buyer to enter into the Repurchase Documents and to enter into the transactions contemplated thereunder, Guarantor hereby agrees with Buyer, as follows:

1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Repurchase Agreement and used herein are so used as so defined. In addition thereto the following defined terms shall have the following meanings when used in this Guarantee:

“Adjusted Tangible Net Worth”: With respect to any Person as of any date, the Net Worth of such Person minus (i) intangible assets, (ii) goodwill and (iii) prepaid expenses, in each case determined in accordance with GAAP.

“Net Worth”: With respect to any Person and any date, all amounts which would be included under capital (or any like caption) on a balance sheet of such Person, minus (a) amounts owing to such Person from any Affiliate thereof, or from officers, employees, partners, members, directors, shareholders or other Persons similarly affiliated with such Person or any Affiliate thereof and (b) prepaid taxes, all on or as of such date, and in each case determined in accordance with GAAP.

2. Guarantee. (a) Guarantor hereby unconditionally and irrevocably guarantees to Buyer the prompt and complete payment and performance of the Obligations by the Sellers when due (whether at the stated maturity, by acceleration or otherwise), as the case may be, and agrees to indemnify and hold harmless Buyer from any and all claims, damages, losses, liabilities, costs and expenses that may be incurred by or asserted or awarded against Buyer, in each case relating to or arising out of the Obligations, as the case may be.

(b) Nothing herein shall be deemed to be a waiver of any right that Buyer may have under Section 506(a), 506(b), 1111(b) or any other provision of the Bankruptcy Code to file a claim for the full amount of the indebtedness secured by the Repurchase Agreement or to require that all collateral shall continue to secure all of the indebtedness owing to Buyer in accordance with the Repurchase Agreement or any other Repurchase Documents.

(c) Guarantor further agrees to pay any and all reasonable out-of-pocket expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by Buyer in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Obligations are paid in full, notwithstanding that from time to time prior thereto the Sellers may be free from any Obligations.

(d) No payment or payments made by any Seller or any other Person or received or collected by Buyer, any Seller or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of Guarantor hereunder which shall, notwithstanding any such payment or payments, remain liable for the amount of the Obligations until the Obligations are paid in full.

(e) Guarantor agrees that whenever, at any time, or from time to time, Guarantor shall make any payment to Buyer on account of Guarantor’s liability hereunder, Guarantor will notify Buyer in writing that such payment is made under this Guarantee for such purpose.

3. Subrogation. Upon making any payment hereunder, Guarantor shall be subrogated to the rights of Buyer against any Seller and any collateral for any Obligations with respect to such payment; provided, that Guarantor shall not seek to enforce any right or receive any payment by way of subrogation until all amounts due and payable by any Seller to Buyer under the Repurchase Documents or any related documents have been paid in full; and, further provided, that such subrogation rights shall be subordinate in all respects to all amounts owing to Buyer under the Repurchase Documents.

4. Amendments, etc. with Respect to the Obligations. Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against Guarantor, and without notice to or further assent by Guarantor, any demand for payment of any of the Obligations made by Buyer may be rescinded by Buyer and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by Buyer, and any Repurchase Document and any other document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as Buyer may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by Buyer for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Buyer shall have no obligation to protect, secure, perfect or insure any lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against Guarantor, Buyer may, but shall be under no obligation to, make a similar demand on any Seller or any other guarantor, and any failure by Buyer to make any such demand or to collect any payments from any Seller or any such other guarantor or any release of any Seller or such other guarantor shall not relieve Guarantor of its Obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of Buyer against Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

5. Guarantee Absolute and Unconditional. (a) Guarantor hereby agrees that its obligations under this Guarantee constitute a guarantee of payment when due and not of collection. Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by Buyer upon this Guarantee or acceptance of this Guarantee, the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guarantee; and all dealings between any Seller or Guarantor, on the one hand, and Buyer, on the other hand, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Guarantor waives promptness, diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Seller or Guarantor with respect to the Obligations. This Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (i) the validity, regularity or enforceability of any Repurchase Document, any of the Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by Buyer, (ii) any defense, set-off or counterclaim

(other than a defense of payment or performance) which may at any time be available to or be asserted by any Seller against Buyer, (iii) any requirement that Buyer exhaust any right to take any action against any Seller or any other Person prior to or contemporaneously with proceeding to exercise any right against Guarantor under this Guarantee or (iv) any other circumstance whatsoever (with or without notice to or knowledge of any Seller or Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Seller for the Obligations or of Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against Guarantor, Buyer may, but shall be under no obligation, to pursue such rights and remedies that Buyer may have against any Seller or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by Buyer to pursue such other rights or remedies or to collect any payments from any Seller or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Seller or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Buyer against Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon Guarantor and its successors and assigns thereof, and shall inure to the benefit of Buyer, and its successors, endorsees, permitted transferees and permitted assigns, until all the Obligations and the obligations of Guarantor under this Guarantee shall have been satisfied by payment in full, notwithstanding that from time to time during the term of the Repurchase Documents a Seller may be free from any Obligations.

(b) Without limiting the generality of the foregoing, Guarantor hereby agrees, acknowledges, and represents and warrants to Buyer as follows:

(i) Guarantor hereby waives any defense arising by reason of, and any and all right to assert against Buyer any claim or defense based upon, an election of remedies by Buyer which in any manner impairs, affects, reduces, releases, destroys and/or extinguishes Guarantor’s subrogation rights, rights to proceed against any Seller, or any other guarantor for reimbursement or contribution, and/or any other rights of Guarantor to proceed against any Seller, against any other guarantor, or against any other person or security.

(ii) Guarantor is presently informed of the financial condition of each of the Sellers and of all other circumstances which diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Guarantor hereby covenants that it will make its own investigation and will continue to keep itself informed about each of the Seller’s financial condition and the status of other guarantors, if any, of circumstances which bear upon the risk of nonpayment and that it will continue to rely upon sources other than Buyer for such information and will not rely upon Buyer for any such information. Absent a written request for such information by Guarantor to Buyer, Guarantor hereby waives the right, if any, to require Buyer to disclose to Guarantor any information that Buyer may now or hereafter acquire concerning such condition or circumstances including, but not limited to, the release of or revocation by any other guarantor.

(iii) Guarantor has independently reviewed the Repurchase Documents and related agreements and has made an independent determination as to the validity and enforceability thereof, and in executing and delivering this Guarantee to Buyer, Guarantor is not in any manner relying upon the validity, and/or enforceability, and/or attachment, and/or perfection of any liens or security interests of any kind or nature granted by any Seller or any other guarantor to Buyer, now or at any time and from time to time in the future.

6. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by Buyer upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Seller or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any of any Seller or any substantial part of such Seller’s property, or otherwise, all as though such payments had not been made.

7. Payments. Guarantor hereby agrees that the Obligations will be paid to Buyer without set-off or counterclaim in Dollars at the address specified in writing by Buyer.

8. Representations and Warranties. Guarantor represents and warrants, on and as of the Closing Date, each Purchase Date under the Repurchase Agreement, and at all times when any Repurchase Document or any Transaction is in full force and effect as follows:

(a) Guarantor has the legal capacity and the legal right to execute and deliver this Guarantee and to perform Guarantor’s obligations hereunder;

(b) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other Person (including, without limitation, any creditor of Guarantor) is required in connection with the execution, delivery or performance by Guarantor, or the validity or enforceability against Guarantor of this Guarantee (other than those that have previously been obtained or made);

(c) this Guarantee has been duly executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in proceedings in equity or at law);

(d) the execution, delivery and performance by Guarantor of this Guarantee will not violate any law, treaty, rule or regulation or determination of an arbitrator, a court or other governmental authority, applicable to or binding upon Guarantor or any of its property or to which Guarantor or any of its property is subject (“Requirement of Law”), or any provision of any security issued by Guarantor or of any agreement, instrument or other undertaking to which Guarantor is a party or by which it or any of its property is bound (“Contractual Obligation”), and will not result in or require the creation or imposition of any lien on any of the properties or revenues of Guarantor pursuant to any Requirement of Law or Contractual Obligation of Guarantor;

(e) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of Guarantor, threatened by or against Guarantor or against any of Guarantor’s properties or revenues with respect to this Guarantee or any of the transactions contemplated hereby;

(f) Guarantor has timely filed or caused to be filed all required federal income tax returns and all other material tax returns, domestic and foreign, required to be filed by it and has timely paid all material taxes (including mortgage recording taxes), assessments, fees, and other governmental charges payable by Guarantor, or with respect to any of its properties or assets, which have become due except for any such taxes, assessments, fees and other governmental charges that are being contested in good faith by appropriate proceedings diligently conducted and for which appropriate reserves have been established in accordance with GAAP;

(g) Guarantor is a REIT; Guarantor for its current taxable year is entitled to a dividends paid deduction under the requirements of Section 857 of the Code with respect to any dividends paid by it with respect to each taxable year for which it claims a deduction in its Form 1120-REIT filed with the IRS;

(h) (i) Guarantor is not and has never been the subject of an Insolvency Proceeding; (ii) Guarantor is Solvent and this Guarantee does not and will not render Guarantor not Solvent; (iii) Guarantor is not entering into this Guarantee with the intent to hinder, delay or defraud any creditor of Guarantor or any of its Affiliates; and (iv) and Guarantor has received or will receive reasonably equivalent value for this Guarantee;

(i) all written information prepared by Guarantor and furnished after the date hereof by or on behalf of such Guarantor to Buyer pursuant to the Repurchase Documents will be true, correct and complete in all material respects;

(j) Guarantor has complied in all respects with all Requirements of Law, except in such instances in which the failure to so comply could not reasonably be expected to have a Material Adverse Effect;

(k) Guarantor is not an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act; and

(l) all financial statements and any tax returns that include Guarantor that have been furnished to Buyer (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects, (ii) present fairly the financial condition and the results of operations of Guarantor as of the dates and for the periods indicated in all material respects and (iii) with respect to financial statements, have been prepared in accordance with GAAP, except as noted therein; and since the date of the most recent financial statements furnished to Buyer, there has been no material adverse effect or change with respect to Guarantor.

Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by Guarantor on the date of each Transaction under the Repurchase Agreement, on and as of such date of the Transaction, as though made hereunder on and as of such date.

9. Covenants.

(a) Guarantor shall at all times maintain an Adjusted Tangible Net Worth greater than or equal to the Net Worth Amount;

(b) Guarantor shall at all times continue to be (A) qualified as a REIT and (B) entitled to a dividends paid deduction under the requirements of Section 857 of the Code with respect to any dividends paid by it with respect to each taxable year for which it claims a deduction in its Form 1120-REIT filed with the IRS;

(c) Guarantor shall (i) preserve and maintain its legal existence, (ii) qualify and remain qualified in good standing in each jurisdiction where the failure to be so qualified would have a Material Adverse Effect, (iii) not modify or amend without Buyer’s prior written consent (such consent not to be unreasonably withheld) in a manner which would have a Material Adverse Effect or terminate its Governing Documents or (iv) not change its name, organizational number, tax identification number, fiscal year, method of accounting, identity, structure or jurisdiction of organization (or have more than one such jurisdiction), move the location of its principal place of business, registered office or chief executive office (as defined in the UCC) from the location on the date hereof, unless in each case Seller has given at least thirty (30) days prior notice to Buyer;

(d) Guarantor shall, and shall cause the Sellers to, comply in all material respects with all Requirements of Law, including those relating to any Purchased Asset. Guarantor shall not, and shall cause any Seller not to, directly or indirectly enter into any agreement that would be violated or breached by the Transaction or the performance by any Seller or Guarantor of any Repurchase Document; and

(e) Guarantor covenants and agrees that it will deliver, or cause to be delivered, to Buyer all financial statements and other information related to Guarantor required to be delivered to Buyer pursuant to, and in accordance with, Section 8.06 of the Repurchase Agreement.

10. Set-off.

(a) In addition to any rights now or hereafter granted under the Repurchase Documents, Requirements of Law or otherwise, Guarantor hereby grants to Buyer, to secure repayment of the Obligations, a right of set off upon any and all of the following: monies, securities, collateral or other property of Guarantor and any proceeds from the foregoing, now or hereafter held or received by Buyer or any Affiliate of Buyer, for the account of Guarantor, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general, specified, special, time, demand, provisional or final) and credits, claims or Indebtedness of Guarantor at any time existing, and any obligation owed by Buyer or any Affiliate of Buyer to Guarantor and to set-off against any Obligations or Indebtedness owed by Guarantor and any Indebtedness owed by Buyer or any Affiliate of Buyer to Guarantor, in each case whether direct or indirect, absolute or contingent, matured or unmatured, whether or not arising under the Repurchase Documents and irrespective of the currency, place of payment or booking office of the amount or obligation and in each case at any time held or owing by Buyer or any Affiliate of Buyer to or for the credit of Guarantor, without prejudice to Buyer’s right to recover any deficiency. Each of Buyer and each Affiliate of Buyer is hereby authorized upon any amount becoming due and payable by Guarantor to Buyer under the Repurchase Documents, the Obligations or otherwise or upon the occurrence and during the continuance of an Event of Default, without notice to Guarantor, any such notice being expressly waived by Guarantor to the extent permitted by any Requirements of Law, to set-off, appropriate, apply and enforce such right of set-off against any and all items hereinabove referred to against any amounts owing to Buyer by Guarantor under the Repurchase Documents and the Obligations, irrespective of whether Buyer or any Affiliate of Buyer shall have made any demand under the Repurchase Documents and regardless of any other collateral securing such amounts, and in all cases without waiver or prejudice of Buyer’s rights to recover a deficiency. Guarantor shall be deemed directly indebted to Buyer in the full amount of all amounts owing to Buyer by Guarantor under the Transaction Documents and the Obligations, and Buyer shall be entitled to exercise the rights of set-off provided for above. ANY AND ALL RIGHTS TO REQUIRE BUYER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO THE PURCHASED ASSETS UNDER THE REPURCHASE DOCUMENTS, PRIOR TO EXERCISING THE FOREGOING RIGHT OF SET-OFF, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED BY GUARANTOR.

(b) Buyer shall promptly notify Guarantor after any such set-off and application made by Buyer or any of its Affiliates, provided that the failure to give such notice shall not affect the validity of such set-off and application. If an amount or obligation is unascertained, Buyer may in good faith estimate that obligation and set-off in respect of the estimate, subject to the relevant party accounting to the other party when the amount or obligation is ascertained. Nothing in this Section 10 shall be effective to create a charge or other security interest. This Section 10 shall be without prejudice and in addition to any right of set-off, combination of accounts, Lien or other rights to which any party is at any time otherwise entitled.

(c) Guarantor hereby waives any right of setoff it has or may have as of the Closing Date under the Repurchase Documents or otherwise against Buyer or any Affiliate of Buyer, or their respective assets or properties.

11. Event of Default; Remedies.

(a) Each of the following events shall constitute a “Guarantee Default” and an Event of Default under the Repurchase Agreement: (i) any failure by Guarantor to satisfy at all times any of the representations, warranties, covenants and other terms set forth in this Guarantee (including, without limitation, the provisions of Section 9) or (ii) the obligations of Guarantor under this Guarantee shall cease to be in effect or Guarantor repudiates or challenges the validity of this Guarantee.

(b) If an Event of Default under the Repurchase Agreement shall have occurred and be continuing, or in the event of a Guarantee Default, Guarantor agrees that, as between Guarantor and Buyer, the Obligations may be declared to be due for purposes of this

Guarantee notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any such declaration as against any Seller and that, in the event of any such declaration (or attempted declaration), such Obligations shall forthwith become due by Guarantor for purposes of this Guarantee.

12. Severability. Any provision of this Guarantee that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13. Paragraph Headings. The paragraph headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

14. No Waiver; Cumulative Remedies. Buyer shall not by any act (except by a written instrument pursuant to Section 15 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or event of default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Buyer, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Buyer of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Buyer would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

15. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Guarantor and Buyer, provided that, subject to any limitations set forth in the Repurchase Agreement, any provision of this Guarantee may be waived by Buyer in a letter or agreement executed by Buyer or by telex or facsimile or electronic (in .pdf format) transmission from Buyer. This Guarantee shall be binding upon the successors and assigns of Guarantor and shall inure to the benefit of Buyer, and its successors and permitted assigns. THIS GUARANTEE AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS GUARANTEE, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

16. Notices. Notices by Buyer to Guarantor may be given by mail, or by telecopy transmission, addressed to Guarantor at the address or transmission number set forth under its signature below and shall be effective (a) in the case of mail, five (5) calendar days after deposit in the postal system, first class certified mail and postage pre-paid, (b) one (1)

Business Day following timely delivery to a nationally recognized overnight courier service for next Business Day delivery and (c) in the case of telecopy transmissions, when sent, transmission electronically confirmed. Notices to Buyer by Guarantor may be given in the manner set forth in the Repurchase Agreement.

17. SUBMISSION TO JURISDICTION; WAIVERS. GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

(A) SUBMITS FOR GUARANTOR AND GUARANTOR’S PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE AND THE OTHER REPURCHASE DOCUMENTS TO WHICH GUARANTOR IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

(B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT GUARANTOR MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

(C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO GUARANTOR AT GUARANTOR’S ADDRESS SET FORTH UNDER GUARANTOR’S SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH BUYER SHALL HAVE BEEN NOTIFIED; AND

(D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

18. Integration. This Guarantee represents the agreement of Guarantor with respect to the subject matter hereof and there are no promises or representations by Buyer relative to the subject matter hereof not reflected herein.

19. Acknowledgments. Guarantor hereby acknowledges that:

Guarantor has been advised by counsel in the negotiation, execution and delivery of this Guarantee and the related documents;

Buyer has no fiduciary relationship to Guarantor, and the relationship between Buyer and Guarantor is solely that of surety and creditor; and

no joint venture exists between or among any of Buyer, Guarantor and the Sellers.

20. WAIVERS OF JURY TRIAL. GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE OR ANY RELATED DOCUMENT AND FOR ANY COUNTERCLAIM HEREIN OR THEREIN.

[SIGNATURE SET FORTH ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned has caused this Guarantee Agreement to be duly executed and delivered as of the date first above written.

RESOURCE CAPITAL CORP.,
a Maryland corporation

By:	/s/ Jeffrey Blomstrom
	Name:	Jeffrey Blomstrom
	Title:	SVP

Address for Notices:

Resource Capital Corp.
712 5th Avenue, 12th Floor
New York, New York 10019
Attention: Each of Joan Sapinsley and Dar Patel